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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 33-56971, 333-81383, 333-73098 and 333-85572),
Form S-3 (File No. 333-10661, 333-67376, 333-88040 and 333-88042) of ICN
Pharmaceuticals, Inc. of our report dated March 6, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Los Angeles, California
March 28, 2003